UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

VIVUS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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www.envisionreports.com/VVUS Step 1: Go to www.envisionreports.com/VVUS to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Stockholder Meeting Notice 01BSLC + + Important Notice Regarding the Availability of Proxy Materials for the VIVUS, Inc. Annual Meeting of Stockholders to be Held on June 17, 2011 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 3, 2011 to facilitate timely delivery. IMPORTANT ANNUAL MEETING INFORMATION 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/VVUS. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials VIVUS, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 3, 2011. Stockholder Meeting Notice VIVUS, Inc.’s Annual Meeting of Stockholders will be held on June 17, 2011 at 1172 Castro Street, Mountain View, CA 94040, at 8:00 a.m., local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR proposals 1, 2, 4, 5 and THREE YEARS on Proposal 3. 1. Election of Directors: 01 - Leland F. Wilson, 02 - Peter Y. Tam, 03 - Mark B. Logan, 04 - Charles J. Casamento, 05 - Linda M. Dairiki Shortliffe, M.D. 2. To approve, on an advisory basis, the Company’s executive compensation. 3. To recommend, on an advisory basis, the frequency of future advisory votes on the Company’s executive compensation. 4. Ratification of the appointment of Odenberg, Ullakko, Muranishi & Co. LLP as the independent registered public accounting firm of VIVUS, Inc. for the fiscal year ending December 31, 2011. 5. To approve amendments to the Company’s 1994 Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the 1994 Employee Stock Purchase Plan by an aggregate of 600,000 shares to a new total of 2,000,000 shares; to remove the Plan's 20-year term; and to include certain changes consistent with Treasury Regulations relating to employee stock purchase plans under Section 423 of the Internal Revenue Code of 1986, as amended, and other applicable law. 01BSLC